Supplement Dated March 15, 2013
To the Product Prospectuses for:

ING Life Insurance and Annuity Company

Variable Life Account B of ING Life Insurance & Annuity Company
AetnaVest
AetnaVest II
AetnaVest Plus
AetnaVest Estate Protector
AetnaVest Estate Protector II
Corporate VUL
Corporate VUL II

This Supplement outlines a change to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The ING UBS U.S. Large Cap Equity Portfolio and ING Growth and Income Core Portfolio (formerly ING Thornburg Value Portfolio) have merged with and into ING Growth and Income Portfolio effective March 23, 2013.

Please retain this Supplement for future reference.